EXHIBIT 99.2


                               THIRD QUARTER 2006
--------------------------------------------------------------------------------
                    Supplemental Operating and Financial Data
--------------------------------------------------------------------------------

                         Camden Stoneleigh - Austin, TX
                  390 Apartment Homes - Acquired July 11, 2006



                              Camden Property Trust
                        Three Greenway Plaza, Suite 1300

                              Houston, Texas 77046
                      Phone: 713-354-2500 Fax: 713-354-2700
                              www.camdenliving.com


In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN                                                         TABLE OF CONTENTS


--------------------------------------------------------------------------------

                                                                          Page

Press Release Text .....................................................   3
Financial Highlights ...................................................   6
Operating Results ......................................................   7
Funds from Operations ..................................................   8
Balance Sheets .........................................................   9
Portfolio Statistics ...................................................  10
Components of Property Net Operating Income ............................  11
"Same Property" Third Quarter Comparisons ..............................  12
"Same Property" Sequential Quarter Comparisons .........................  13
"Same Property" Year to Date Comparisons ...............................  14
Joint Venture Operations ...............................................  15
Development Pipeline ...................................................  16
Pre-Development Pipeline & Land Held for Sale ..........................  17
Mezzanine Financing Summary ............................................  18
Acquisitions & Dispositions ............................................  19
Debt Analysis ..........................................................  20
Debt Covenant Analysis .................................................  21
Capitalized Expenditures & Maintenance Expense .........................  22
Non-GAAP Financial Measures - Definitions & Reconciliations ............  23
Other Data .............................................................  25
Community Table ........................................................  26

                         Camden Property Trust Announces
                      Third Quarter 2006 Operating Results


    HOUSTON--(BUSINESS WIRE)--Nov. 2, 2006--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the third quarter of 2006 totaled $1.24 per diluted share or $77.8 million, as compared to $0.76 per diluted share or $44.4 million for the same period in 2005. FFO for the three months ended September 30, 2006 included a $0.40 per diluted share impact from gain on sale of land.

    FFO for the nine months ended September 30, 2006 totaled $3.02 per diluted share or $183.1 million, as compared to $2.63 per diluted share or $145.8 million for the same period in 2005. FFO for the nine months ended September 30, 2006 included a $0.44 per diluted share impact from gain on sale of land. FFO for the nine months ended September 30, 2005 included a $0.44 per diluted share impact from the sale of technology investments, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. ("Summit").

    Net Income ("EPS")

    The Company reported net income ("EPS") of $125.5 million or $2.07 per diluted share for the third quarter of 2006, as compared to a net loss of $2.3 million or ($0.05) per diluted share for the same period in 2005. EPS for the three months ended September 30, 2006 included a $2.07 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations.

    For the nine months ended September 30, 2006, net income totaled $201.5 million or $3.46 per diluted share, as compared to $186.2 million or $3.38 per diluted share for the same period in 2005. EPS for the nine months ended September 30, 2006 included a $3.07 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations. EPS for the nine months ended September 30, 2005 included a $3.03 per diluted share impact from gain on sale of operating properties and discontinued operations, $0.44 per diluted share income from the sale of technology investments, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit.

    A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 46,565 apartment homes included in consolidated same-property results, third quarter 2006 same-property net operating income ("NOI") growth was 8.1% compared to the third quarter of 2005, with revenues increasing 7.6% and expenses increasing 7.0%. On a sequential basis, third quarter 2006 same-property NOI decreased 0.7% compared to second quarter 2006, with revenues increasing 2.2% and expenses increasing 7.0% compared to the prior quarter. On a year-to-date basis, 2006 same-property NOI increased 9.4%, with revenue growth of 8.0% and expense growth of 5.7% compared to the same period in 2005. Same-property physical occupancy levels for the combined portfolio averaged 94.9% during the third quarter of 2006, compared to 96.1% in the third quarter of 2005 and 95.7% in the second quarter of 2006.

    The Company defines same-property communities as communities owned by either Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    As of September 30, 2006, Camden had four completed apartment communities in lease-up: Camden Fairfax Corner in Fairfax, VA, an $82.0 million project that is currently 86% leased; Camden Manor Park in Raleigh, NC, a $52.0 million project that is currently 69% leased; Camden Westwind in Ashburn, VA, a $97.6 million project that is currently 64% leased; and Camden Royal Oaks in Houston, TX, a $22.0 million project that is currently 31% leased.

    Camden announced one new joint venture development start during the quarter: Camden College Park in College Park, MD, a $139.9 million project with 508 apartment homes scheduled for initial occupancy in late 2007. The Company's current development pipeline includes eight wholly-owned communities with 2,693 apartment homes and a total budgeted cost of $565.0 million, and three joint venture communities with 1,069 apartment homes and a total budgeted cost of $289.9 million. Of those 11 communities, two are currently in lease-up. Camden Clearbrook in Frederick, MD is currently 60% leased; and Camden Old Creek in San Marcos, CA is currently 17% leased.

    Acquisition/Disposition Activity

    During the quarter, the Company acquired Camden Stoneleigh, a 390-home apartment community in Austin, TX for $35.3 million, and disposed of Camden Oaks, a 446-home apartment community in Dallas, TX, for $19.2 million. Gain on sale of Camden Oaks totaled $8.8 million. The Company also sold Summit Hollow, a 232-home joint venture apartment community in Charlotte, NC for $15.5 million. Camden's pro-rata share of that disposition totaled $3.9 million, and a $1.1 million gain on sale was recognized.

    In addition, the Company sold 8.7 acres of undeveloped land in Long Beach, CA, Orlando, FL, Fort Lauderdale, FL and Dallas, TX, and contributed 10.6 acres of undeveloped land in College Park, MD to a joint venture during the quarter. The combined sales price for those transactions totaled $69.6 million, and gains of $25.2 million were recorded.

    Camden contributed nine existing multifamily communities with 3,237 apartment homes located in Camden's Midwest markets to a newly created $239.0 million joint venture. Camden retained a 15% ownership interest in the venture and continues to serve as the property manager for all nine communities. The Company recorded a gain of $91.6 million as a result of this transaction.

    Properties and Land Held for Sale

    At September 30, 2006, Camden had five operating communities consisting of 1,744 apartment homes classified as held for sale. These properties included: Camden Crossing, a 366-home apartment community in Houston, TX; Camden Wyndham, a 448-home apartment community in Houston, TX; Camden Downs, a 254-home apartment community in Louisville, KY; Camden Taravue, a 304-home apartment community in St. Louis, MO; and Camden Trace, a 372-home apartment community in St. Louis, MO.

    The Company also had 5.7 acres of undeveloped land in Miami, FL, Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end.

    Earnings Guidance

    2006 FFO is now expected to be $3.82 to $3.88 per diluted share for full-year 2006, and $0.81 to $0.87 per diluted share for fourth quarter 2006. EPS is expected to be $3.60 to $3.66 per diluted share for full-year 2006, and $0.17 to $0.23 per diluted share for the fourth quarter of 2006. Guidance for 2006 includes a charge of $0.07 per diluted share during the fourth quarter of 2006 relating to early vesting of previously granted share awards.

    The Company's 2006 earnings guidance is based on projections of same-property revenue growth between 7.00% and 7.75%, same-property expense growth between 5.00% and 5.50%, and same-property NOI growth between 8.25% and 9.25%. No acquisitions, dispositions or new development starts are expected for the remainder of 2006.

    Camden expects to release its fourth quarter and full year 2006 earnings on February 1, 2007, and hold a conference call on February 2, 2007. The Company plans to discuss its 2006 results and earnings guidance for 2007 at that time.

    A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, November 3, 2006 at 10:00 a.m. Central Time to review its third quarter results and discuss its outlook for future performance. To participate in the call, please dial 877-407-0782 (domestic) or 201-689-8567
(international) by 9:50 a.m. Central Time and request the Camden Property Trust Third Quarter 2006 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 188 properties containing 64,657 apartment homes across the United States. Upon completion of 11 properties under development, the Company's portfolio will increase to 68,419 apartment homes in 199 properties.

    For additional information, please contact Camden's Investor
Relations Department at 800-922-6336 or 713-354-2787 or access our website at www.camdenliving.com.

      CAMDEN                                                                                       FINANCIAL HIGHLIGHTS
                                                     (In thousands, except per share, property data amounts and ratios)

      -----------------------------------------------------------------------------------------------------------------

      (Unaudited)
                                                     Three Months Ended September 30,  Nine Months Ended September 30,
                                                     -------------------------------- ---------------------------------
                                                                2006            2005             2006          2005 (a)
                                                     -------------------------------- ---------------------------------
      Total property revenues (b)                           $154,556        $136,632         $449,753         $379,862

      EBITDA                                                  83,926          77,626          254,483          235,973

      Net income (loss)                                      125,457          (2,317)         201,482          186,199
             Per share - basic                                  2.15           (0.04)            3.59             3.63
             Per share - diluted                                2.07           (0.05)            3.46             3.38

      Income (loss) from continuing operations                96,202          (3,686)         117,771          144,309
             Per share - basic                                  1.65           (0.07)            2.10             2.81
             Per share - diluted                                1.58           (0.07)            2.03             2.63

      Funds from operations                                   77,824          44,371          183,066          145,822
             Per share - diluted                                1.24            0.76             3.02             2.63

      Dividends per share                                       0.66            0.64             1.98             1.91
      Dividend payout ratio                                     53.2%           84.2%            65.6%            72.6%

      Interest expensed                                       29,176          29,331           91,592           81,416
      Interest capitalized                                     5,307           5,015           15,982           12,657
                                                               -----           -----           ------           ------
          Total interest incurred                             34,483          34,346          107,574           94,073

      Principal amortization                                   3,490           4,334           10,531           10,368
      Preferred dividends & distributions                      1,750           1,750            5,250            5,278

      Interest expense coverage ratio                            2.9 x           2.6 x            2.8 x            2.9 x
      Total interest coverage ratio                              2.4 x           2.3 x            2.4 x            2.5 x
      Fixed charge expense coverage ratio                        2.4 x           2.2 x            2.4 x            2.4 x
      Total fixed charge coverage ratio                          2.1 x           1.9 x            2.1 x            2.2 x

      Same property NOI increase (c)                             8.1%            4.4%             9.4%             2.7%
        (# of apartment homes included)                       46,565          49,936           46,565           49,936

      Gross turnover of apartment homes (annualized)              89%             71%              76%              65%
      Net turnover (excludes on-site transfers and
       transfers to other Camden communities)                     79%             64%              67%              59%

                                                                                             As of September 30,
                                                                                      ---------------------------------
                                                                                                 2006             2005
                                                                                      ---------------------------------
      Total assets                                                                         $4,545,391       $4,443,572
      Total debt                                                                           $2,280,453       $2,564,817
      Common and common equivalent shares,
       outstanding end of period (d)                                                           62,914           58,721
      Share price, end of period                                                               $76.01           $55.75
      Preferred units, end of period                                                          $97,925          $97,925
      Book equity value, end of period (e)                                                 $1,958,819       $1,613,016
      Market equity value, end of period (e)                                               $4,882,093       $3,373,696

      Debt to total market capitalization ratio                                                  31.8%            43.2%

      Unencumbered real estate assets (at cost) to
       unsecured debt ratio                                                                       241%             201%


  (a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
  (b) Excludes discontinued operations.
  (c) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1,
      2005.
  (d) Includes at September 30, 2006: 59,146 common shares (including 787 common share equivalents related to share awards &
      options), plus common share equivalents upon the assumed conversion of minority interest units (3,768)
  (e) Includes: common shares, preferred and common units, and common share equivalents

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

      CAMDEN                                                                                       OPERATING RESULTS
                                                          (In thousands, except per share and property data amounts)

      --------------------------------------------------------------------------------------------------------------

      (Unaudited)                                                        Three Months Ended     Nine Months Ended
                                                                           September 30,          September 30,
                                                                       ---------------------- ----------------------
      OPERATING DATA                                                       2006       2005        2006      2005 (a)
      --------------                                                   ---------------------- ----------------------
      Property revenues
      Rental revenues                                                    $139,354   $125,125    $408,581   $348,250
      Other property revenues                                              15,202     11,507      41,172     31,612
                                                                       ---------------------- ----------------------
         Total property revenues                                          154,556    136,632     449,753    379,862

      Property expenses
      Property operating and maintenance                                   45,806     38,697     124,089    105,960
      Real estate taxes                                                    16,345     14,870      48,845     42,512
                                                                       ---------------------- ----------------------
         Total property expenses                                           62,151     53,567     172,934    148,472

      Non-property income
      Fee and asset management                                              5,433      1,789      11,030     10,929
      Sale of technology investments                                        1,602          -       1,602     24,199
      Interest and other income                                             1,733      1,913       6,097      6,401
      Income on deferred compensation plans                                 1,927      3,209       4,308      5,327
                                                                       ---------------------- ----------------------
         Total non-property income                                         10,695      6,911      23,037     46,856

      Other expenses
      Property management                                                   4,629      4,208      13,821     11,350
      Fee and asset management                                              3,689      2,008       8,293      4,999
      General and administrative                                            9,849      6,183      25,299     18,017
      Transaction compensation and merger expenses                              -          -           -     14,085
      Interest                                                             29,176     29,331      91,592     81,416
      Depreciation and amortization                                        40,399     44,030     117,945    119,117
      Amortization of deferred financing costs                                941        855       2,897      2,872
      Expense on deferred compensation plans                                1,927      3,209       4,308      5,327
                                                                       ---------------------- ----------------------
         Total other expenses                                              90,610     89,824     264,155    257,183
                                                                       ---------------------- ----------------------

      Income from continuing operations before gain on sale of
       properties, equity in income (loss) of joint ventures and
       minority interests                                                  12,490        152      35,701     21,063
      Gain on sale of properties, including land                           96,247          -      97,556    132,117
      Equity in income (loss) of joint ventures                             1,628     (1,827)      4,514     (1,472)
      Minority interests:
      Distributions on perpetual preferred units                           (1,750)    (1,750)     (5,250)    (5,278)
      Original issuance costs on redeemed perpetual preferred
       units                                                                    -          -           -       (365)
      Income allocated to common units and other minority
       interests                                                          (12,413)      (261)    (14,750)    (1,756)
                                                                       ---------------------- ----------------------
      Income (loss) from continuing operations                             96,202     (3,686)    117,771    144,309
      Income from discontinued operations                                     665      1,481       4,998      6,118
      Gain on sale of discontinued operations                              29,350          -      80,394     36,115
      Income from discontinued operations allocated to common
       units                                                                 (760)      (112)     (1,681)      (343)
                                                                       ---------------------- ----------------------
      Net income (loss)                                                  $125,457    ($2,317)   $201,482   $186,199
                                                                       ====================== ======================

      PER SHARE DATA
      --------------
        Net income (loss) - basic                                           $2.15     ($0.04)      $3.59      $3.63
        Net income (loss) - diluted                                          2.07      (0.05)       3.46       3.38
        Income (loss) from continuing operations - basic                     1.65      (0.07)       2.10       2.81
        Income (loss) from continuing operations - diluted                   1.58      (0.07)       2.03       2.63

      Weighted average number of common and common equivalent
       shares outstanding:
           Basic                                                           58,348     54,018      56,063     51,294
           Diluted                                                         61,250     55,671      58,904     55,494

      PROPERTY DATA
      -------------
        Total operating properties (end of period) (b)                        188        193         188        193
        Total operating apartment homes in operating properties
         (end of period) (b)                                               64,657     66,619      64,657     66,619
        Total operating apartment homes (weighted average)                 56,161     56,150      56,624     54,368
        Total operating apartment homes - excluding discontinued
         operations (weighted average)                                     54,350     52,119      53,880     49,970


(a)   The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b)   Includes joint ventures and properties held for sale.

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

      CAMDEN                                                                               FUNDS FROM OPERATIONS
                                                      (In thousands, except per share and property data amounts)
      ----------------------------------------------------------------------------------------------------------

      (Unaudited)                                                Three Months Ended        Nine Months Ended
                                                                   September 30,             September 30,
                                                              ------------------------  ------------------------
      FUNDS FROM OPERATIONS                                          2006        2005          2006     2005 (a)
      -------------------------------                         ------------------------  ------------------------

        Net income (loss)                                        $125,457     ($2,317)     $201,482    $186,199
        Real estate depreciation and amortization from
         continuing operations                                     39,735      43,386       115,964     117,239
        Real estate depreciation from discontinued operations         255       1,777         1,350       5,387
        Adjustments for unconsolidated joint ventures                 760       1,284         2,305       3,249
        Income from continuing operations allocated to common
         units                                                     12,365         129        14,599       1,626
        Income from discontinued operations allocated to
         common units                                                 760         112         1,681         343
        (Gain) on sale of operating properties                    (91,581)          -       (91,581)   (132,117)
        (Gain) on sale of discontinued operations                  (8,842)          -       (59,886)    (36,104)
        (Gain) on sale of joint venture properties                 (1,085)          -        (2,848)          -
                                                              ------------------------  ------------------------
        Funds from operations - diluted                           $77,824     $44,371      $183,066    $145,822
                                                              ========================  ========================

      PER SHARE DATA
      ----------------------
        Funds from operations - diluted                             $1.24       $0.76         $3.02       $2.63
        Cash distributions                                           0.66        0.64          1.98        1.91

      Weighted average number of common and common equivalent
       shares outstanding:
        FFO - diluted                                              62,885      58,600        60,666      55,494

      PROPERTY DATA
      ----------------------
        Total operating properties (end of period) (b)                188         193           188         193
        Total operating apartment homes in operating
         properties (end of period) (b)                            64,657      66,619        64,657      66,619
        Total operating apartment homes (weighted average)         56,161      56,150        56,624      54,368
        Total operating apartment homes - excluding
         discontinued operations (weighted average)                54,350      52,119        53,880      49,970


(a)   The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b)   Includes joint ventures and properties held for sale.

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                                                                    BALANCE SHEETS
                                                                                          (In thousands)
--------------------------------------------------------------------------------------------------------

 (Unaudited)                                     Sep 30,     Jun 30,     Mar 31,     Dec 31,     Sep 30,
                                                   2006        2006        2006        2005        2005
                                            ------------------------------------------------------------
ASSETS
    Real estate assets, at cost
    Land                                       $683,645    $697,690    $664,219    $646,854    $660,748
    Buildings and improvements                3,988,031   4,074,737   3,892,700   3,840,969   3,881,682
                                            ------------------------------------------------------------
                                              4,671,676   4,772,427   4,556,919   4,487,823   4,542,430
    Accumulated depreciation                   (725,790)   (786,208)   (732,984)   (716,650)   (713,991)
                                            ------------------------------------------------------------
        Net operating real estate assets      3,945,886   3,986,219   3,823,935   3,771,173   3,828,439
    Properties under development, including
     land                                       351,246     427,500     419,843     372,976     377,787
    Investments in joint ventures                 8,266       8,270       8,199       6,096       6,937
    Properties held for sale                     45,074      55,562     188,477     172,112      51,741
                                            ------------------------------------------------------------
        Total real estate assets              4,350,472   4,477,551   4,440,454   4,322,357   4,264,904
Accounts receivable - affiliates                 33,624      33,408      33,361      34,084      35,313
Notes receivable
    Affiliates                                   31,037      23,327      22,531      11,916      11,505
    Other                                         3,855       9,211      13,264      13,261      24,865
Other assets, net (a)                           112,801     111,636     102,269      99,516     100,080
Cash and cash equivalents                         8,061      49,700       1,256       1,576       1,076
Restricted cash                                   5,541       5,194       5,269       5,089       5,829
                                            ------------------------------------------------------------
        Total assets                         $4,545,391  $4,710,027  $4,618,404  $4,487,799  $4,443,572
                                            ============================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
    Notes payable
        Unsecured                            $1,693,106  $1,940,693  $2,118,403  $2,007,164  $1,903,094
        Secured                                 587,347     620,592     623,250     625,927     661,723
Accounts payable and accrued expenses           120,566     117,301     116,215     108,979     102,231
Accrued real estate taxes                        41,165      31,280      17,818      26,070      39,740
Other liabilities (b)                           101,332      99,460      98,327      88,811      84,835
Distributions payable                            43,056      43,031      40,612      38,922      38,933
                                            ------------------------------------------------------------
        Total liabilities                     2,586,572   2,852,357   3,014,625   2,895,873   2,830,556

Commitments and contingencies

Minority interests
    Perpetual preferred units                    97,925      97,925      97,925      97,925      97,925
    Common units                                116,776     106,217     113,034     112,637     115,190
    Other minority interests                     10,002      10,555      10,512      10,461      10,425
                                            ------------------------------------------------------------
        Total minority interests                224,703     214,697     221,471     221,023     223,540

Shareholders' equity
    Common shares of beneficial interest            650         649         610         608         607
    Additional paid-in capital                2,176,170   2,172,616   1,908,099   1,902,595   1,899,713
    Distributions in excess of net income      (206,442)   (293,386)   (289,482)   (295,074)   (273,609)
    Employee notes receivable                    (2,047)     (2,035)     (2,046)     (2,078)     (2,087)
    Treasury shares, at cost                   (234,215)   (234,871)   (234,873)   (235,148)   (235,148)
                                            ------------------------------------------------------------
        Total shareholders' equity            1,734,116   1,642,973   1,382,308   1,370,903   1,389,476
                                            ------------------------------------------------------------
        Total liabilities and shareholders'
         equity                              $4,545,391  $4,710,027  $4,618,404  $4,487,799  $4,443,572
                                            ============================================================



(a) includes:
      net deferred charges of:                  $11,155     $13,120     $14,079     $13,061     $13,757
      value of in place leases of:                 $452        $431      $1,156      $1,363     $10,561

(b) includes:
      deferred revenues of:                      $5,256      $4,408      $4,843      $2,008      $2,152
      above/below market leases of:                 $80         $13         $51         $90        $889
      distributions in excess of
       investments in joint ventures of:        $18,044     $12,701     $11,556     $11,256     $18,730

CAMDEN                                                                                             PORTFOLIO STATISTICS
------------------------------------------------------------------------------------------------------------------------

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2006 (in apartment homes)

                                    Non-"Same
                          "Same     Property"  Wholly -  Joint   Stabilized Completed in   Total       Under
                         Property"     (a)      Owned   Venture  Operating    Lease-up   Operating  Development  Total
                       ------------------------------------------------------------------------------------------------
    D.C. Metro (b)(c)        2,614        268    2,882       -      2,882         952      3,834       2,211     6,045
    Las Vegas, NV            4,017          -    4,017   4,047      8,064           -      8,064           -     8,064
    Los Angeles/Orange
     County, CA (d)          1,232        538    1,770     421      2,191           -      2,191         290     2,481
    San Diego/Inland
     Empire, CA                846          -      846       -        846           -        846         350     1,196
    Tampa, FL                5,635          -    5,635       -      5,635           -      5,635           -     5,635
    Dallas, TX               7,033        284    7,317     456      7,773           -      7,773           -     7,773
    Houston, TX (e)          4,244        814    5,058   1,216      6,274         236      6,510         650     7,160
    SE Florida               2,100        420    2,520       -      2,520           -      2,520           -     2,520
    Charlotte, NC            4,001        145    4,146       -      4,146           -      4,146           -     4,146
    Orlando, FL              2,522        774    3,296       -      3,296           -      3,296         261     3,557
    Atlanta, GA              3,202          -    3,202       -      3,202           -      3,202           -     3,202
    Denver, CO               2,209          -    2,209     320      2,529           -      2,529           -     2,529
    Raleigh, NC              2,220          -    2,220       -      2,220         484      2,704           -     2,704
    Phoenix, AZ              1,441          -    1,441     992      2,433           -      2,433           -     2,433
    Austin, TX               1,745        780    2,525       -      2,525           -      2,525           -     2,525
    Other                    1,504      1,708    3,212   3,237      6,449           -      6,449           -     6,449
                       ------------ ---------- -------- ------- ---------- ----------- ---------- ----------- ---------

        Total Portfolio     46,565      5,731   52,296  10,689     62,985       1,672     64,657       3,762    68,419

(a) Includes the following five properties (1,744 apartment homes) held for sale and reported in discontinued operations: Camden
    Crossing (366 apartment homes) and Camden Wyndham (448 apartment homes) in Houston, TX; Camden Downs (254 apartment homes) in
    Louisville, KY; Camden Taravue (304 apartment homes) and Camden Trace (372 apartment homes) in St. Louis, MO.
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 508 units under development in College Park, MD are held through a joint venture investment.
(d) 290 units under development in Irvine, CA are held through a joint venture investment.
(e) 271 units under development in Houston, TX are held through a joint venture investment.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION            WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (i)

                          "Same                Incl. JVs
                        Property"    Operating   at Pro
                        Communities Communities  Rata %             Sep 30      Jun 30     Mar 31      Dec 31    Sep 30
                            (f)        (g)        (h)                2006        2006       2006        2005      2005
                       ---------------------------------       --------------------------------------------------------
    D.C. Metro                11.1%      12.9%    12.5%              96.6%       96.5%      96.0%       96.8%     96.5%
    Las Vegas, NV              9.4%       8.1%     9.2%              95.3%       96.4%      96.7%       97.6%     97.2%
    Los Angeles/Orange
     County, CA                4.6%       6.3%     6.3%              94.6%       95.6%      95.4%       95.9%     94.9%
    San Diego/Inland
     Empire, CA                3.0%       2.6%     2.5%              94.6%       95.3%      94.1%       92.9%     95.6%
    Tampa, FL                 10.0%       8.6%     8.3%              94.9%       96.0%      96.7%       97.2%     96.4%
    Dallas, TX                 9.0%       8.2%     8.1%              94.5%       95.9%      95.5%       95.9%     95.5%
    Houston, TX                8.1%       7.5%     7.7%              94.4%       95.4%      95.8%       96.6%     95.6%
    SE Florida                 7.0%       7.4%     7.1%              95.0%       96.2%      98.4%       98.2%     97.0%
    Charlotte, NC              7.9%       7.3%     7.1%              95.6%       95.7%      96.2%       96.1%     96.2%
    Orlando, FL                5.2%       6.3%     6.0%              95.0%       95.1%      97.3%       97.4%     97.1%
    Atlanta, GA                7.2%       6.2%     6.0%              94.5%       95.2%      95.0%       94.9%     95.2%
    Denver, CO                 4.8%       4.1%     4.3%              94.8%       95.1%      94.0%       92.7%     94.8%
    Raleigh, NC                4.3%       4.2%     4.0%              95.3%       95.3%      96.9%       94.5%     94.7%
    Phoenix, AZ                3.5%       3.0%     3.2%              95.2%       95.5%      97.9%       97.4%     96.6%
    Austin, TX                 2.1%       2.9%     2.8%              94.8%       95.1%      95.1%       94.7%     95.8%
    Other                      2.8%       4.4%     4.9%              94.7%       95.3%      94.5%       94.9%     95.6%
                               ----       ----     ----              -----       -----      -----       -----     -----

        Total Portfolio      100.0%     100.0%   100.0%              95.0%       95.7%      96.0%       96.2%     96.0%

(f) Camden and Summit "same property" communities
(g) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(h) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities. Assumes joint venture that includes 9 communities located in Missouri and Kentucky closed at the beginning of the third quarter 2006.
(i) Occupancy figures include apartment homes held through joint venture investments and communities acquired from Summit but exclude communities in lease-up or under development.

CAMDEN                                                                                                     COMPONENTS OF
                                                                                           PROPERTY NET OPERATING INCOME
                                                                            (In thousands, except property data amounts)
------------------------------------------------------------------------------------------------------------------------
(Unaudited)

                                          Apartment   Three Months Ended September 30,  Nine Months Ended September 30,
Property Revenues                           Homes       2006       2005       Change      2006      2005 (a)    Change
                                          ---------   --------------------------------  --------------------------------
"Same Property" Communities (b)             46,565     $129,028   $119,891     $9,137    $379,640   $326,354    $53,286
Non-"Same Property" Communities (c)          3,987       13,766      8,228      5,538      38,858     20,800     18,058
Development and Lease-Up Communities (d)     4,365        4,243         37      4,206       8,118         37      8,081
Dispositions / Other (e)                         -        7,519      8,476       (957)     23,137     32,671     (9,534)
                                          ---------   ---------- ---------- ----------  ---------- ---------- ----------
    Total Property Revenues                 54,917     $154,556   $136,632    $17,924    $449,753   $379,862    $69,891

Property Expenses
"Same Property" Communities (b)             46,565      $50,996    $47,676     $3,320    $145,704   $129,167    $16,537
Non-"Same Property" Communities (c)          3,987        5,350      3,289      2,061      14,225      7,923      6,302
Development and Lease-Up Communities (d)     4,365        1,405          8      1,397       2,578          8      2,570
Dispositions / Other (e)                         -        4,400      2,594      1,806      10,427     11,374       (947)
                                          ---------   ---------- ---------- ----------  ---------- ---------- ----------
    Total Property Expenses                 54,917      $62,151    $53,567     $8,584    $172,934   $148,472    $24,462

Property Net Operating Income
"Same Property" Communities (b)             46,565      $78,032    $72,215     $5,817    $233,936   $197,187    $36,749
Non-"Same Property" Communities (c)          3,987        8,416      4,939      3,477      24,633     12,877     11,756
Development and Lease-Up Communities (d)     4,365        2,838         29      2,809       5,540         29      5,511
Dispositions / Other (e)                         -        3,119      5,882     (2,763)     12,710     21,297     (8,587)
                                          ---------   ---------- ---------- ----------  ---------- ---------- ----------
    Total Property Net Operating Income     54,917      $92,405    $83,065     $9,340    $276,819   $231,390    $45,429

                                                       Three Months Ended                Nine Months Ended
Income from Discontinued Operations (f)                   September 30,                     September 30,
-----------------------------------------
                                                        2006       2005                   2006       2005
                                                      ---------------------             ---------------------
Property Revenues                                        $3,339     $6,985                $14,831    $23,540
Property Expenses                                         2,419      3,728                  8,483     12,036
                                                      ---------- ----------             ---------- ----------
Property Net Operating Income                               920      3,257                  6,348     11,504
Depreciation and Amortization                              (255)    (1,776)                (1,350)    (5,386)
Income from discontinued operations
 allocated to common units                                 (760)      (112)                (1,681)      (343)
Gain on sale of discontinued operations                  29,350          -                 80,394     36,115
                                                      ---------- ----------             ---------- ----------
Income from Discontinued Operations                     $29,255     $1,369                $83,711    $41,890


Notes:
(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale.
(c) Non-"Same Property" Communities are stabilized communities acquired or developed by Camden or Summit after January 1, 2005, excluding properties held for sale.
(d) Development and Lease-Up Communities are non-stabilized communities developed or acquired by Camden or Summit after January 1,
    2005, excluding properties held for sale.
(e) Disposition Communities include those communities disposed of by Camden which are not classified as "Discontinued
    Operations". "Other" property revenues includes the amortization of above and below market leases acquired in our merger with
    Summit and additional communities, totalling 1,652 apartment homes, acquired during 2005 and during the three and nine months ended September 30, 2006.
(f) Represents operating results for communities, totaling 5,734 apartment homes, disposed of during 2005 and during the three and nine months ended September 30, 2006 or held for sale at September 30, 2006.

                                                                                                        "SAME PROPERTY"
CAMDEN                                                                                        THIRD QUARTER COMPARISONS
                                                                                                     September 30, 2006
                                                                           (In thousands, except property data amounts)
-----------------------------------------------------------------------------------------------------------------------

(Unaudited)

                                          Revenues                       Expenses                       NOI

Quarterly Results (a)            3Q06      3Q05      Growth       3Q06     3Q05    Growth      3Q06     3Q05    Growth
-----------------------------------------------------------------------------------------------------------------------

D.C. Metro                      $11,699   $10,921         7.1%    $3,024   $2,993      1.0%    $8,675   $7,928     9.4%
Las Vegas, NV                    11,267    10,509         7.2%     3,929    3,709      5.9%     7,338    6,800     7.9%
Los Angeles/Orange County, CA     5,156     4,804         7.3%     1,532    1,514      1.2%     3,624    3,290    10.2%
San Diego/Inland Empire, CA       3,774     3,603         4.7%     1,462    1,463    (0.1%)     2,312    2,140     8.0%
Tampa, FL                        14,581    13,164        10.8%     6,739    5,912     14.0%     7,842    7,252     8.1%
Dallas, TX                       14,475    13,549         6.8%     7,484    7,100      5.4%     6,991    6,449     8.4%
Houston, TX                      10,719    10,128         5.8%     4,397    4,432    (0.8%)     6,322    5,696    11.0%
SE Florida                        9,108     8,373         8.8%     3,625    2,936     23.5%     5,483    5,437     0.8%
Charlotte, NC                    10,167     9,328         9.0%     3,969    3,605     10.1%     6,198    5,723     8.3%
Orlando, FL                       7,010     6,376         9.9%     2,944    2,518     16.9%     4,066    3,858     5.4%
Atlanta, GA                       8,727     8,211         6.3%     3,134    3,236    (3.2%)     5,593    4,975    12.4%
Denver, CO                        5,758     5,694         1.1%     2,016    1,965      2.6%     3,742    3,729     0.3%
Raleigh, NC                       5,264     4,811         9.4%     1,929    1,733     11.3%     3,335    3,078     8.3%
Phoenix, AZ                       4,024     3,561        13.0%     1,306    1,250      4.5%     2,718    2,311    17.6%
Austin, TX                        3,532     3,252         8.6%     1,907    1,753      8.8%     1,625    1,499     8.4%
Other                             3,767     3,607         4.4%     1,599    1,557      2.7%     2,168    2,050     5.8%
                                  -----     -----         ----     -----    -----      ----     -----    -----     ----

      Total Same Property      $129,028  $119,891         7.6%   $50,996  $47,676      7.0%   $78,032  $72,215     8.1%

                                                                                                Weighted Average Rental
                              Apartment              % of NOI       Average Occupancy (a)              Rate (b)
                                Homes              Contribution
Quarterly Results (a)          Included                 (a)        3Q06     3Q05    Change      3Q06     3Q05    Change
-----------------------------------------------------------------------------------------------------------------------

D.C. Metro                        2,614                  11.1%      96.7%    96.4%     0.3%    $1,449   $1,357     6.8%
Las Vegas, NV                     4,017                   9.4%      95.4%    97.3%   (1.9%)       885      825     7.2%
Los Angeles/Orange County, CA     1,232                   4.6%      94.6%    96.5%   (1.9%)     1,429    1,306     9.4%
San Diego/Inland Empire, CA         846                   3.0%      94.6%    95.6%   (1.0%)     1,495    1,422     5.1%
Tampa, FL                         5,635                  10.0%      94.9%    96.4%   (1.5%)       823      741    11.0%
Dallas, TX                        7,033                   9.0%      94.5%    95.7%   (1.2%)       659      639     3.1%
Houston, TX                       4,244                   8.1%      94.4%    95.9%   (1.5%)       827      777     6.4%
SE Florida                        2,100                   7.0%      95.2%    97.0%   (1.8%)     1,410    1,268    11.2%
Charlotte, NC                     4,001                   7.9%      95.7%    96.3%   (0.6%)       816      761     7.2%
Orlando, FL                       2,522                   5.2%      94.4%    97.1%   (2.7%)       901      802    12.2%
Atlanta, GA                       3,202                   7.2%      94.5%    95.4%   (0.9%)       895      847     5.7%
Denver, CO                        2,209                   4.8%      94.7%    94.9%   (0.2%)       822      837   (1.8%)
Raleigh, NC                       2,220                   4.3%      95.3%    94.8%     0.5%       761      720     5.6%
Phoenix, AZ                       1,441                   3.5%      94.7%    96.8%   (2.1%)       908      797    13.9%
Austin, TX                        1,745                   2.1%      95.2%    95.8%   (0.6%)       629      606     3.8%
Other                             1,504                   2.8%      93.3%    94.7%   (1.4%)       803      768     4.5%
                                  -----                   ----      -----    -----   ------       ---      ---     ----

      Total Same Property        46,565                 100.0%      94.9%    96.1%   (1.2%)      $894     $835     7.0%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

                                                                                                         "SAME PROPERTY"
CAMDEN                                                                                    SEQUENTIAL QUARTER COMPARISONS
                                                                                                      September 30, 2006
                                                                            (In thousands, except property data amounts)
------------------------------------------------------------------------------------------------------------------------

(Unaudited)

                                          Revenues                        Expenses                       NOI

Quarterly Results (a)            3Q06      2Q06      Growth        3Q06     2Q06    Growth      3Q06     2Q06    Growth
------------------------------------------------------------------------------------------------------------------------

D.C. Metro                      $11,699   $11,441          2.3%    $3,024   $2,954     2.4%     $8,675   $8,487     2.2%
Las Vegas, NV                    11,267    11,086          1.6%     3,929    3,589     9.5%      7,338    7,497   (2.1%)
Los Angeles/Orange County, CA     5,156     5,077          1.6%     1,532    1,427     7.4%      3,624    3,650   (0.7%)
San Diego/Inland Empire, CA       3,774     3,758          0.4%     1,462    1,360     7.5%      2,312    2,398   (3.6%)
Tampa, FL                        14,581    14,240          2.4%     6,739    6,225     8.3%      7,842    8,015   (2.2%)
Dallas, TX                       14,475    14,247          1.6%     7,484    7,192     4.1%      6,991    7,055   (0.9%)
Houston, TX                      10,719    10,609          1.0%     4,397    4,459   (1.4%)      6,322    6,150     2.8%
SE Florida                        9,108     8,883          2.5%     3,625    2,969    22.1%      5,483    5,914   (7.3%)
Charlotte, NC                    10,167     9,841          3.3%     3,969    3,665     8.3%      6,198    6,176     0.4%
Orlando, FL                       7,010     6,784          3.3%     2,944    2,604    13.1%      4,066    4,180   (2.7%)
Atlanta, GA                       8,727     8,526          2.4%     3,134    3,154   (0.6%)      5,593    5,372     4.1%
Denver, CO                        5,758     5,667          1.6%     2,016    1,877     7.4%      3,742    3,790   (1.3%)
Raleigh, NC                       5,264     5,088          3.5%     1,929    1,727    11.7%      3,335    3,361   (0.8%)
Phoenix, AZ                       4,024     3,895          3.3%     1,306    1,223     6.8%      2,718    2,672     1.7%
Austin, TX                        3,532     3,376          4.6%     1,907    1,765     8.0%      1,625    1,611     0.9%
Other                             3,767     3,769        (0.1%)     1,599    1,491     7.2%      2,168    2,278   (4.8%)
                                  -----     -----        ------     -----    -----     ----      -----    -----   ------

      Total Same Property      $129,028  $126,287          2.2%   $50,996  $47,681     7.0%    $78,032  $78,606   (0.7%)

                                Apartment              % of NOI      Average Occupancy (a)       Weighted Average Rental
                                  Homes              Contribution                                          Rate (b)
Quarterly Results (a)           Included                  (a)        3Q06     2Q06   Change      3Q06     2Q06    Change
------------------------------------------------------------------------------------------------------------------------

D.C. Metro                        2,614                   11.1%      96.7%    96.4%    0.3%     $1,449   $1,418     2.2%
Las Vegas, NV                     4,017                    9.4%      95.4%    96.8%  (1.4%)        885      867     2.1%
Los Angeles/Orange County, CA     1,232                    4.6%      94.6%    94.9%  (0.3%)      1,429    1,398     2.2%
San Diego/Inland Empire, CA         846                    3.0%      94.6%    95.3%  (0.7%)      1,495    1,457     2.6%
Tampa, FL                         5,635                   10.0%      94.9%    96.0%  (1.1%)        823      798     3.0%
Dallas, TX                        7,033                    9.0%      94.5%    95.8%  (1.3%)        659      653     0.9%
Houston, TX                       4,244                    8.1%      94.4%    95.5%  (1.1%)        827      809     2.2%
SE Florida                        2,100                    7.0%      95.2%    96.3%  (1.1%)      1,410    1,365     3.2%
Charlotte, NC                     4,001                    7.9%      95.7%    95.7%    0.0%        816      795     2.6%
Orlando, FL                       2,522                    5.2%      94.4%    94.5%  (0.1%)        901      875     2.9%
Atlanta, GA                       3,202                    7.2%      94.5%    95.2%  (0.7%)        895      876     2.1%
Denver, CO                        2,209                    4.8%      94.7%    95.1%  (0.4%)        822      812     1.3%
Raleigh, NC                       2,220                    4.3%      95.3%    95.3%    0.0%        761      740     2.8%
Phoenix, AZ                       1,441                    3.5%      94.7%    96.1%  (1.4%)        908      876     3.7%
Austin, TX                        1,745                    2.1%      95.2%    95.7%  (0.5%)        629      617     1.9%
Other                             1,504                    2.8%      93.3%    95.1%  (1.8%)        803      792     1.4%
                                  -----                    ----      -----    -----  ------        ---      ---     ----

      Total Same Property        46,565                  100.0%      94.9%    95.7%  (0.8%)       $894     $874     2.3%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

                                                                                                         "SAME PROPERTY"
CAMDEN                                                                                          YEAR TO DATE COMPARISONS
                                                                                                      September 30, 2006
                                                                            (In thousands, except property data amounts)
------------------------------------------------------------------------------------------------------------------------

(Unaudited)
                                          Revenues                          Expenses                       NOI

Year to Date Results (a)          2006      2005       Growth      2006       2005   Growth     2006       2005   Growth
------------------------------------------------------------------------------------------------------------------------

D.C. Metro                      $34,240   $31,705         8.0%     $9,004    $8,671    3.8%    $25,236   $23,034    9.6%
Las Vegas, NV                    33,325    30,918         7.8%     11,044    10,451    5.7%     22,281    20,467    8.9%
Los Angeles/Orange County, CA    15,238    14,029         8.6%      4,349     4,299    1.2%     10,889     9,730   11.9%
San Diego/Inland Empire, CA      11,202    10,499         6.7%      4,199     4,234  (0.8%)      7,003     6,265   11.8%
Tampa, FL                        42,760    38,695        10.5%     18,724    17,073    9.7%     24,036    21,622   11.2%
Dallas, TX                       42,737    40,031         6.8%     21,827    20,327    7.4%     20,910    19,704    6.1%
Houston, TX                      31,862    29,861         6.7%     13,235    12,879    2.8%     18,627    16,982    9.7%
SE Florida                       26,819    24,541         9.3%      9,694     9,280    4.5%     17,125    15,261   12.2%
Charlotte, NC                    29,636    27,079         9.4%     11,352    10,594    7.2%     18,284    16,485   10.9%
Orlando, FL                      20,489    18,721         9.4%      7,935     7,176   10.6%     12,554    11,545    8.7%
Atlanta, GA                      25,665    23,984         7.0%      9,474     9,135    3.7%     16,191    14,849    9.0%
Denver, CO                       16,983    16,804         1.1%      5,808     5,705    1.8%     11,175    11,099    0.7%
Raleigh, NC                      15,442    14,096         9.5%      5,369     4,992    7.6%     10,073     9,104   10.6%
Phoenix, AZ                      11,761    10,439        12.7%      3,749     3,593    4.3%      8,012     6,846   17.0%
Austin, TX                       10,247     9,609         6.6%      5,356     4,991    7.3%      4,891     4,618    5.9%
Other                            11,234    10,620         5.8%      4,585     4,392    4.4%      6,649     6,228    6.8%
                                 ------    ------         ----      -----     -----    ----      -----     -----    ----

      Total Same Property      $379,640  $351,631         8.0%   $145,704  $137,792    5.7%   $233,936  $213,839    9.4%

                               Apartment              % of NOI       Average Occupancy (a)      Weighted Average Rental
                                 Homes               Contribution                                       Rate (b)
Year to Date Results (a)        Included                 (a)         2006      2005  Change      2006      2005   Change
------------------------------------------------------------------------------------------------------------------------

D.C. Metro                        2,614                  10.8%       96.3%     95.0%   1.3%     $1,421    $1,340    6.1%
Las Vegas, NV                     4,017                   9.5%       96.5%     97.4% (0.9%)        869       812    7.0%
Los Angeles/Orange County, CA     1,232                   4.7%       95.2%     94.7%   0.5%      1,401     1,304    7.4%
San Diego/Inland Empire, CA         846                   3.0%       94.7%     93.2%   1.5%      1,464     1,410    3.8%
Tampa, FL                         5,635                  10.3%       95.9%     96.2% (0.3%)        801       725   10.4%
Dallas, TX                        7,033                   8.9%       95.3%     94.2%   1.1%        654       642    1.9%
Houston, TX                       4,244                   8.0%       95.4%     94.6%   0.8%        812       778    4.3%
SE Florida                        2,100                   7.3%       96.6%     96.7% (0.1%)      1,368     1,256    8.9%
Charlotte, NC                     4,001                   7.8%       95.9%     95.2%   0.7%        797       752    5.9%
Orlando, FL                       2,522                   5.4%       95.3%     97.8% (2.5%)        875       781   12.0%
Atlanta, GA                       3,202                   6.9%       94.9%     93.3%   1.6%        878       849    3.5%
Denver, CO                        2,209                   4.8%       94.5%     93.5%   1.0%        817       838  (2.6%)
Raleigh, NC                       2,220                   4.3%       95.9%     93.7%   2.2%        743       726    2.4%
Phoenix, AZ                       1,441                   3.4%       96.2%     96.2%   0.0%        876       785   11.7%
Austin, TX                        1,745                   2.1%       95.6%     94.8%   0.8%        620       604    2.6%
Other                             1,504                   2.8%       94.1%     94.2% (0.1%)        795       769    3.4%
                                  -----                   ----       -----     ----- ------        ---       ---    ----

      Total Same Property        46,565                 100.0%       95.6%     95.2%   0.4%       $876      $829    5.7%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2005.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.


CAMDEN                                                                                        JOINT VENTURE OPERATIONS
                                                            (In thousands, except per share and property data amounts)
----------------------------------------------------------------------------------------------------------------------

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
                                                             Three Months Ended                  Nine Months Ended
                                                               September 30,                       September 30,
                                                          ------------------------            ------------------------
OPERATING DATA (a)                                           2006        2005                    2006       2005 (b)
------------------                                        ------------------------            ------------------------
Property Revenues
Rental revenues                                                $4,011      $4,713                 $11,982     $11,773
Other property revenues                                           464         455                   1,305       1,128
                                                          ------------------------            ------------------------
    Total property revenues                                     4,475       5,168                  13,287      12,901

Property Expenses
Property operating and maintenance                              1,340       1,577                   3,787       3,795
Real estate taxes                                                 376         444                   1,158       1,046
                                                          ------------------------            ------------------------
    Total property expenses                                     1,716       2,021                   4,945       4,841

Net Operating Income (NOI)                                      2,759       3,147                   8,342       8,060

Other expenses
Interest                                                        1,407       1,660                   4,224       4,170
Depreciation and amortization                                     781       1,272                   2,372       3,285
Other                                                              27       2,042                      71       2,077
                                                          ------------------------            ------------------------
    Total other expenses                                        2,215       4,974                   6,667       9,532

Gain on sale of properties, net                                 1,084           -                   2,839           -
                                                          ------------------------            ------------------------

Equity in income (loss) of joint ventures                      $1,628     ($1,827)                 $4,514     ($1,472)
                                                          ========================            ========================

                                                               Sep 30,     Jun 30,     Mar 31,     Dec 31,    Sept 30,
                                                                 2006        2006        2006        2005        2005
                                                          ------------------------------------------------------------
BALANCE SHEET DATA (c)
----------------------
Real estate assets, net                                      $944,537    $647,555    $640,591    $659,834    $708,864
Cash and other assets, net                                     20,760      14,798      15,011      14,146      16,300
                                                          ------------------------------------------------------------
    Total assets                                             $965,297    $662,353    $655,602    $673,980    $725,164

Notes payable                                                $748,542    $540,134    $531,266    $559,323    $618,656
Notes payable due to Camden                                    31,035      23,326      22,531      11,916      11,505
Other liabilities                                              10,868       8,009       7,902      10,149      10,617
                                                          ------------------------------------------------------------
    Total liabilities                                        $790,445    $571,469    $561,699    $581,388    $640,778

Members' equity                                               174,852      90,884      93,903      92,592      84,386
                                                          ------------------------------------------------------------
    Total liabilities and members' equity                    $965,297    $662,353    $655,602    $673,980    $725,164

Camden's equity investment                                     $8,266      $8,270      $8,199      $6,096      $6,937
Distributions in excess of investment in joint ventures      ($18,044)   ($12,701)   ($11,556)   ($11,256)   ($18,730)

Camden's pro-rata share of debt                              $166,689    $126,766    $123,879    $121,526    $134,057

PROPERTY DATA (end of period) (c)
---------------------------------
Total operating properties                                         36          28          28          30          33
Total operating apartment homes                                10,689       7,684       7,684       8,355       9,784
Pro rata share of operating apartment homes                     2,072       1,644       1,644       1,812       2,113
Total development properties                                        3           2           2           1           1
Total development apartment homes                               1,069         561         561         464         464
Pro rata share of development apartment homes                     321         168         168          93          93

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(c) Balance sheet and property data reported at 100%.



CAMDEN                                                                                              DEVELOPMENT PIPELINE
------------------------------------------------------------------------------------------------------------------------
(Unaudited)

DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2006 ($ in millions)

                                                                    Estimated/Actual Dates for
Completed          Total   Total   Cost           Construction  Initial    Construction   Stabilized   As of 10/29/06
Communities        Homes  Budget  to Date            Start     Occupancy    Completion    Operations % Leased % Occupied
------------------------------------------------------------------------------------------------------------------------
1. Camden Westwind   464   $97.6   $94.8              1Q04       1Q05          2Q06          2Q07         64%        62%
     Ashburn, VA
2. Camden Fairfax
 Corner              488    82.0    80.2              4Q03       3Q05          3Q06          1Q07         86%        89%
     Fairfax, VA
3. Camden Manor
 Park                484    52.0    49.1              2Q04       4Q05          3Q06          3Q07         69%        68%
     Raleigh, NC
4. Camden Royal
 Oaks                236    22.0    21.4              2Q05       2Q06          3Q06          3Q07        31%        24%
                     ---    ----    ----                                                                 ---        ---
     Houston, TX

Total Completed
 Communities       1,672  $253.6  $245.5                                                                  67%        66%

                                                                    Estimated/Actual Dates for
Development        Total   Total   Cost   Amount  Construction  Initial    Construction   Stabilized   As of 10/29/06
Communities        Homes  Budget  to Date in CIP     Start     Occupancy    Completion    Operations % Leased % Occupied
------------------------------------------------------------------------------------------------------------------------

IN LEASE-UP
-----------
5. Camden
 Clearbrook          297   $45.0   $42.4   $20.9      4Q04       2Q06          4Q06          3Q07         60%        55%
     Frederick, MD
6. Camden Old
 Creek               350    98.0    85.3    69.2      1Q05       3Q06          2Q07          4Q07         17%        15%
     San Marcos,
      CA

UNDER CONSTRUCTION
-------------------
7. Camden Monument
 Place               368    64.0    40.5    40.5      1Q05       1Q07          3Q07          1Q08
      Fairfax, VA
8. Camden Potomac
 Yards               379   110.0    61.9    61.9      1Q05       1Q07          3Q07          3Q08
     Arlington
      County, VA
9. Camden City
 Centre              379    54.0    22.3    22.3      1Q06       2Q07          3Q07          3Q08
     Houston, TX
10. Camden Dulles
           Station   368    77.0    23.7    23.7      1Q06       1Q08          4Q08          2Q09
     Herndon, VA
11. Camden
 Summerfield         291    68.0    23.4    23.4      2Q06       4Q07          3Q08          1Q09
     Largo, MD
12. Camden Orange
 Court               261    49.0    11.8    11.8      2Q06       2Q08          3Q08          1Q09
                     ---    ----    ----    ----
     Orlando, FL


Total Development
 Communities       2,693  $565.0  $311.3  $273.7

Additional land
 held for
 development (a)                            77.5
                                            ----

Total Properties
 Under Development
 (per Balance
 Sheet)                                   $351.2
                                          ======


NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
                                                                               Total Cost   3Q06 NOI
                                                                               ----------   --------
Development Communities stabilized at quarter end                                  $16.9       $0.3
Completed Communities in lease-up                                                  245.5        2.5
Development Communities                                                            311.3        0.3
                                                                                   -----        ---
Total Development NOI Contribution                                                $573.7       $3.1


(a) Please refer to the pre-development pipeline summary on page 17.


JOINT VENTURE DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2006 ($ in millions)

                                                                    Estimated/Actual Dates for
Joint Venture      Total   Total   Cost   Amount  Construction  Initial    Construction   Stabilized
Development        Homes  Budget  to Date in CIP     Start     Occupancy    Completion    Operations
Communities
----------------------------------------------------------------------------------------------------

UNDER CONSTRUCTION
-------------------
1. Camden Main &
 Jamboree            290  $107.1   $86.8   $86.8      3Q04       1Q07          1Q07          3Q07
     Irvine, CA
2. Camden Plaza      271    42.9    22.8    22.8      1Q06       2Q07          3Q07          2Q08
     Houston, TX
3. Camden College
 Park                508   139.9    56.8    56.8      3Q06       4Q07          1Q09          4Q09
                     ---   -----    ----    ----
     College Park,
      MD

Total Joint
 Venture
 Development
 Communities       1,069  $289.9  $166.4  $166.4

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.


CAMDEN                                                                                   PRE-DEVELOPMENT PIPELINE
                                                                                             & LAND HELD FOR SALE
-----------------------------------------------------------------------------------------------------------------
(Unaudited)

PRE-DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2006 ($ in millions)

                                                                        Potential                       Total
                                                                        Apartment                     Estimated
   Location                                                   Acres       Homes         Cost to Date     Cost
   --------------------------------------------------------------------------------------------------------------
   D.C. Metro                                                   6.8             457           $33.2       $150.0
   Tampa                                                        9.6             192             5.4         30.0
   Dallas                                                       4.6             306             9.0         50.0
   Houston                                                     47.3           1,322            29.9        170.0
                                                               ----           -----            ----        -----

   Total Pre-Development: (a)                                  68.3           2,277           $77.5       $400.0

(a) Pre-development pipeline includes some acreage which may be developed or sold for non-multifamily uses.


LAND HELD FOR SALE AS OF SEPTEMBER 30, 2006 ($ in millions)

                                                                          Current
   Location                                                  Acres       Book Value
   ---------------------------------------------------------------------------------
   Southeast Florida                                            3.1           $12.0
   Dallas                                                       2.6             2.5
                                                                ---             ---

   Total Land Parcels Held For Sale:                            5.7           $14.5

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.


CAMDEN                                                                                       MEZZANINE FINANCING SUMMARY
------------------------------------------------------------------------------------------------------------------------
(Unaudited)

MEZZANINE FINANCING AS OF SEPTEMBER 30, 2006 ($ in thousands)

                                                   Current                                    09/30/06  09/30/06   06/30/06
                                                   Property                                     Total     Note       Note
   Location                                        Type            Current Status               Homes    Balance   Balance
   -------------------------------------------------------------------------------------------------------------------------
   Irvine, CA                                      Multifamily     Development                     290   $17,084    $16,496
   Houston, TX                                     Multifamily     Development/Predevelopment      271    10,930     10,686
   College Park, MD                                Multifamily     Development                     508     6,878          -
   Dallas/Fort Worth, TX                           Multifamily     Stabilized                        -         -      2,870
   Austin, TX                                      Multifamily     Stabilized                        -         -      2,486
                                                                                                 -----   -------    --------

   Total Mezzanine Financing Volume:                                                             1,069   $34,892    $32,538

   Weighted Average Interest Rate Recognized:                                                               13.0%      12.3%

CAMDEN                                                                                        ACQUISITIONS & DISPOSITIONS
-------------------------------------------------------------------------------------------------------------------------

(Unaudited)

2006 ACQUISITION/DISPOSITION
 ACTIVITY
                                                                                 Apartment
Acquisitions                   Location                      Property Type         Homes      Year Built  Closing Date
------------------------------ -------------------           -----------------------------------------------------------
 1. Camden Westwind (a)        Ashburn, VA                   Multifamily            464         2006           01/31/06
 2. Camden Stoneleigh          Austin, TX                    Multifamily            390         2001           07/11/06

TOTAL ACQUISITION VOLUME:                  $113.5 million (a)                 854 apartment
                                                                               homes

                                                                                 Apartment
Dispositions                   Location                      Property Type         Homes      Year Built  Closing Date
------------------------------ -------------------           -----------------------------------------------------------
 1. Camden Highlands           Plano, TX                     Multifamily            160         1985           01/12/06
 2. Camden View                Tucson, AZ                    Multifamily            365         1974           03/06/06
 3. Camden Pass                Tucson, AZ                    Multifamily            456         1984           04/06/06
 4. Camden Trails              Dallas, TX                    Multifamily            264         1984           04/11/06
 5. Camden Wilshire            Houston, TX                   Multifamily            536         1982           06/15/06
 6. College Park Land Tract    College Park, MD              Undeveloped Land    4.7 Acres       N/A           06/23/06
 7. Camden Oaks                Dallas, TX                    Multifamily            446         1985           07/14/06
 8. Harbor View Land Tract     Long Beach, CA                Undeveloped Land    2.1 Acres       N/A           08/22/06
 9. Orange Court Land Tract    Orlando, FL                   Undeveloped Land    0.4 Acres       N/A           09/15/06
10. Las Olas II Land Tract     Ft. Lauderdale, FL            Undeveloped Land    1.7 Acres       N/A           09/27/06
11. Farmers Market Land Tract  Dallas, TX                    Undeveloped Land    4.5 Acres       N/A           09/29/06

Total Disposition Volume:                  $159.1 million                     2,227 apartment
                                                                               homes
                                                                              13.4 acres of
                                                                               undeveloped
                                                                               land

                                                                                 Apartment
Dispositions to Joint Ventures Location                      Property Type         Homes      Year Built  Closing Date
------------------------------ -------------------           -----------------------------------------------------------
 1. Camden Plaza (b)           Houston, TX                   Undeveloped Land    3.6 Acres       N/A           01/20/06
 2. Camden College Park (c)    College Park, MD              Undeveloped Land    10.6 Acres      N/A           08/02/06
 3. Camden Brookside (d)       Louisville, KY                Multifamily            224         1987           09/20/06
 4. Camden Meadows (d)         Louisville, KY                Multifamily            400       1987/1990        09/20/06
 5. Camden Oxmoor (d)          Louisville, KY                Multifamily            432         2000           09/20/06
 6. Camden Prospect Park (d)   Louisville, KY                Multifamily            138         1990           09/20/06
 7. Camden Cedar Lakes (d)     Lake St. Louis, MO            Multifamily            420         1986           09/20/06
 8. Camden Cove West (d)       Creve Coeur, MO               Multifamily            276         1990           09/20/06
 9. Camden Cross Creek (d)     St. Louis, MO                 Multifamily            591       1973/1980        09/20/06
10. Camden Passage (d)         Kansas City, MO               Multifamily            596       1989/1997        09/20/06
11. Camden Westchase (d)       St. Louis, MO                 Multifamily            160         1986           09/20/06

Total Disposition to Joint                 $222.0 million                     3,237 apartment
 Ventures Volume:                                  (b)(c)(d)                   homes
                                                                              14.2 acres of
                                                                               undeveloped
                                                                               land

2006 JOINT VENTURE DISPOSITION
 ACTIVITY

                                                                                 Apartment
Dispositions                   Location                      Property Type     Homes/Acreage  Year Built  Closing Date
------------------------------ -------------------           -----------------------------------------------------------
 1. Summit Creek               Charlotte, NC                 Multifamily            260         1982           01/06/06
 2. Summit Hill                Raleigh, NC                   Multifamily            411         1991           01/31/06
 3. Summit Hollow              Charlotte, NC                 Multifamily            232         1979           07/26/06

Total Disposition Volume:                   $63.0 million                     903 apartment
                                                                               homes
Pro-Rata Share of Disposition               $15.7 million                     226 apartment
 Volume:                                                                       homes


TOTAL PRO RATA DISPOSITION                 $396.8 million                     5,690 apartment
 VOLUME:                                                                       homes
                                                                              27.6 acres of
                                                                               undeveloped
                                                                               land


(a) Includes value of remaining 80% partnership interests of Camden Westwind purchased on January 31, 2006. Total book value at January 31, 2006 of $91.6 million for Camden Westwind includes Camden's original 20% ownership interest at cost.
(b) Includes value of partnership interests for undeveloped land parcel contributed on January 20, 2006.
(c) Includes value of partnership interests for undeveloped land parcel contributed on August 2, 2006.
(d) Includes cash proceeds to Camden for multifamily assets contributed on September 20, 2006.



 CAMDEN                                                                                                 DEBT ANALYSIS
                                                                         (In thousands, except property data amounts)
 --------------------------------------------------------------------------------------------------------------------
 (Unaudited)

 DEBT MATURITIES AS OF SEPTEMBER 30, 2006:
  (a)
                                                                                                 Weighted Average
                                     Future Scheduled Repayments                Percent          Interest Rate on
                          -------------------------------------------------
    Year                       Amortization      Maturities           Total     of Total          Maturing Debt
    -----------------------------------------------------------------------------------------------------------------
                     2006           $3,406        $125,000        $128,406               5.6%                    7.2%
                     2007           13,261         219,733         232,994              10.2%                    5.7%
                     2008           11,777         188,879         200,656               8.8%                    4.8%
                     2009            7,860         190,324         198,184               8.7%                    5.0%
                     2010            7,119         445,677         452,796              19.9%                    5.1%
                     2011            4,131         244,233         248,364              10.9%                    6.5%
                     2012            2,976         269,541         272,517              12.0%                    5.7%
    Thereafter                      47,903         484,633         532,536              23.3%                    5.2%
                          -------------------------------------------------------------------------------------------
       Total Maturing Debt         $98,433      $2,168,020      $2,266,453              99.4%                    5.5%

    Unsecured Line of
     Credit                              0          14,000          14,000               0.6%                    5.8%
                          -------------------------------------------------------------------------------------------
                Total Debt         $98,433      $2,182,020      $2,280,453             100.0%                    5.5%

    Weighted Average                              5.2 Years(excluding line of credit)
     Maturity of Debt

                                                                            Weighted Average
 FLOATING vs. FIXED RATE                            Balance   % of Total     Interest Rate
  DEBT:
                                           --------------------------------------------------
    Floating rate debt                             $79,689             3.5%              4.9%
    Fixed rate debt                              2,200,764            96.5%              5.5%
                                           --------------------------------------------------
         Total                                  $2,280,453           100.0%              5.5%

                                                                            Weighted Average
 SECURED vs. UNSECURED                              Balance   % of Total     Interest Rate
  DEBT:
                                           --------------------------------------------------
    Unsecured debt                              $1,693,106            74.2%              5.7%
    Secured debt                                   587,347            25.8%              4.9%
                                           --------------------------------------------------
         Total                                  $2,280,453           100.0%              5.5%

                                                                            Weighted Average
 SECURED DEBT DETAIL:                               Balance   % of Total     Interest Rate
                                           --------------------------------------------------
    Coventional fixed-rate mortgage debt          $515,088            87.7%              4.9%
    Coventional floating-rate mortgage debt          6,873             1.2%              7.4%
    Tax exempt fixed rate
     debt                                            6,570             1.1%              7.3%
    Tax exempt variable
     rate debt                                      58,816            10.0%              4.5%
                                           --------------------------------------------------
         Total                                    $587,347           100.0%              4.9%

 REAL ESTATE ASSETS: (b)                        Total Homes   % of Total           Total Cost       % of Total
                                           --------------------------------------------------------------------------
    Unencumbered real estate assets                 47,516            83.9%       $4,078,555                    79.8%
    Encumbered real estate
     assets                                          9,145            16.1%        1,030,160                    20.2%
                                           --------------------------------------------------------------------------
         Total                                      56,661           100.0%       $5,108,715                   100.0%

                          -------------------------------------------------------------------------------------------
                                    Ratio of unencumbered assets at cost to unsecured debt is              2.4 times
    -----------------------------------------------------------------------------------------------------------------


 UNCONSOLIDATED, NON-RECOURSE DEBT:
    Pro-Rata Share of Debt                        $166,689
    Weighted Average
     Interest Rate                                     6.1%



    (a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2011. In
     January 2006, Camden amended and extended its existing unsecured line of credit.
    (b) Real estate assets include communities under development and exclude communities held through joint ventures.


CAMDEN                                                                                       DEBT COVENANT ANALYSIS
                                                                                                 September 30, 2006
-------------------------------------------------------------------------------------------------------------------

(Unaudited)

UNSECURED LINE OF CREDIT (a)


Covenant (b)                                                     Required             Actual (c)      Compliance
------------------------------------                     -------------------------   -------------  ---------------
Total Consolidated Debt to Gross Asset Value             less than or equal to 60%             46%        Yes

Secured Debt to Gross Asset Value                        less than or equal to 40%             12%        Yes

Consolidated EBITDA to Total Fixed Charges               greater than or      150%            199%        Yes
                                                                equal to

Unencumbered Adjusted NOI to Unsecured Interest Expense     greater than      200%            251%        Yes


SENIOR UNSECURED NOTES

Covenant (b)                                                     Required             Actual (c)      Compliance
------------------------------------                     -------------------------   -------------  ---------------
Total Consolidated Debt to Total Asset Value             less than or equal to 60%             44%        Yes

Total Secured Debt to Total Asset value                  less than or equal to 40%             11%        Yes


Total Unencumbered Asset Value to Total Unsecured Debt   greater than or      150%            247%        Yes
                                                                equal to

Consolidated Income Available for Debt Service to Total     greater than      150%            246%        Yes
Annual Service Charges


(a) In January 2006, Camden amended and extended its existing unsecured line of credit. The above covenants reflect the amended line of credit.

(b) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior
 Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the
 Securities and Exchange Commission.

(c) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the
 Senior Unsecured Notes.


CAMDEN                                                             CAPITALIZED EXPENDITURES
                                                                      & MAINTENANCE EXPENSE
                                                           (In thousands, except unit data)
-------------------------------------------------------------------------------------------

(Unaudited)
                           Third Quarter 2006 (a)
                           ----------------------------------------------------------------
                                Capitalized                             Expensed
                           ------------------------------------------- --------------------
                              Weighted Average
   Item                       Useful Life (b)       Total    Per Unit    Total    Per Unit
   ----------------------- ------------------------------------------- --------------------
   Interiors
   Floor coverings               5.3 years           $3,380       $60     $1,103       $20
   Appliances                    9.2 years              530         9        181         3
   Painting                          -                    -         -      2,147        38
   Cabinetry/Countertops         10.0 years             253         5          -         -
   Other                         8.3 years              553        10        481         8
   Exteriors
   Painting                      5.0 years            1,262        22          -         -
   Carpentry                     10.0 years           1,322        24          -         -
   Landscaping                   6.9 years              552        10      2,517        45
   Roofing                       20.0 years             175         3        114         2
   Site Drainage                 10.0 years             100         2          -         -
   Fencing/Stair                 10.0 years             (95)       (2)         -         -
   Other (c)                     7.4 years            1,031        18      3,797        68
   Common Areas
   Mech., Elec., Plumbing        9.9 years              824        15        800        14
   Parking/Paving                5.0 years              694        12          -         -
   Pool/Exercise/Facility        8.5 years              839        15        430         8
                                                  -------------------- --------------------
                                                    $11,420      $203    $11,570      $206
   Weighted Average
    Apartment Homes                                            56,161               56,161


                           Year-to-Date 2006 (a)
                           ----------------------------------------------------------------
                                Capitalized                             Expensed
                           ------------------------------------------- --------------------
                              Weighted Average
   Item                       Useful Life (b)       Total    Per Unit    Total    Per Unit
   ----------------------- ------------------------------------------- --------------------
   Interiors
   Floor coverings               5.3 years           $8,381      $148     $2,714       $48
   Appliances                    9.2 years            1,400        25        499         9
   Painting                          -                    -         -      5,168        91
   Cabinetry/Countertops         10.0 years             653        12          -         -
   Other                         8.3 years            1,470        26      1,293        23
   Exteriors
   Painting                      5.0 years            3,194        56          -         -
   Carpentry                     10.0 years           3,547        63          -         -
   Landscaping                   6.9 years            1,943        34      7,968       141
   Roofing                       20.0 years             918        16        212         4
   Site Drainage                 10.0 years             267         5          -         -
   Fencing/Stair                 10.0 years             836        15          -         -
   Other (c)                     7.4 years            4,223        75     10,125       179
   Common Areas
   Mech., Elec., Plumbing        9.9 years            2,053        36      2,138        38
   Parking/Paving                5.0 years            1,144        20          -         -
   Pool/Exercise/Facility        8.5 years            3,353        59      1,041        18
                                                  -------------------- --------------------
                                                    $33,382      $590    $31,158      $550
   Weighted Average
    Apartment Homes                                            56,624               56,624


   (a) Includes discontinued operations. Capitalized expenditures for discontinued
    operations were $356 and $1,380 for the three months and nine months ended September
    30, 2006 respectively. Maintenance expenses for discontinued operations were $325 and
    $1,272 for the same periods.
   (b) of capitalized expenses for the three months ended September 30, 2006
   (c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions


CAMDEN                                                                                       NON-GAAP FINANCIAL MEASURES
                                                                                           DEFINITIONS & RECONCILIATIONS
                                                                                (In thousands, except per share amounts)
------------------------------------------------------------------------------------------------------------------------

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other
 REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.


FFO
-----
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                                                               Three Months Ended              Nine Months Ended
                                                                 September 30,                   September 30,
                                                          ----------------------------   -----------------------------
                                                              2006          2005              2006          2005
                                                          ----------------------------   -----------------------------
  Net income (loss)                                            $125,457       ($2,317)         $201,482      $186,199
  Real estate depreciation and amortization from
   continuing operations                                         39,735        43,386           115,964       117,239
  Real estate depreciation from discontinued operations             255         1,777             1,350         5,387
  Adjustments for unconsolidated joint ventures                     760         1,284             2,305         3,249
  Income from continuing operations allocated to common
   units                                                         12,365           129            14,599         1,626
  Income from discontinued operations allocated to common
   units                                                            760           112             1,681           343
  (Gain) on sale of operating properties                        (91,581)            -           (91,581)     (132,117)
  (Gain) on sale of discontinued operations                      (8,842)            -           (59,886)      (36,104)
  (Gain) on sale of joint venture properties                     (1,085)            -            (2,848)            -
                                                          ----------------------------   -----------------------------
     Funds from operations - diluted                            $77,824       $44,371          $183,066      $145,822
                                                          ============================   =============================

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted                                                      61,250        55,671            58,904        55,494
FFO diluted                                                      62,885        58,600            60,666        55,494

 Net income (loss) per common share - diluted                     $2.07        ($0.05)            $3.46         $3.38
 FFO per common share - diluted                                   $1.24         $0.76             $3.02         $2.63

Expected FFO
-------------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                                            4Q06 Range                     2006 Range
                                                               Low           High              Low           High
                                                          ----------------------------   -----------------------------

Expected net income per share - diluted                           $0.17         $0.23             $3.60         $3.66
Expected difference between EPS and fully diluted FFO
 shares                                                           (0.03)        (0.03)            (0.17)        (0.17)
Expected real estate depreciation                                  0.64          0.64              2.57          2.57
Expected adjustments for unconsolidated joint ventures             0.01          0.01              0.05          0.05
Expected income allocated to common units                          0.02          0.02              0.29          0.29
Expected (gain) on sale of properties held in joint
 ventures                                                          0.00          0.00             (0.05)        (0.05)
Expected (gain) on sale of properties and properties held
 for sale                                                          0.00          0.00             (2.47)        (2.47)
                                                          ----------------------------   -----------------------------
Expected FFO per share - diluted                                  $0.81         $0.87             $3.82         $3.88


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.



Net Operating
 Income (NOI)
-------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                                               Three Months Ended              Nine Months Ended
                                                          September 30,                   September 30,
                                                          ----------------------------   -----------------------------
                                                                   2006          2005              2006          2005
                                                          ----------------------------   -----------------------------
Net income (loss)                                              $125,457       ($2,317)         $201,482      $186,199
Fee and asset management                                         (5,433)       (1,789)          (11,030)      (10,929)
Sale of technology investments                                   (1,602)            -            (1,602)      (24,199)
Interest and other
 income                                                          (1,733)       (1,913)           (6,097)       (6,401)
Income on deferred compensation plans                            (1,927)       (3,209)           (4,308)       (5,327)
Property management expense                                       4,629         4,208            13,821        11,350
Fee and asset management expense                                  3,689         2,008             8,293         4,999
General and administrative expense                                9,849         6,183            25,299        18,017
Transaction compensation and merger expenses                          -             -                 -        14,085
Interest expense                                                 29,176        29,331            91,592        81,416
Depreciation and amortization                                    40,399        44,030           117,945       119,117
Amortization of deferred financing costs                            941           855             2,897         2,872
Expense on deferred compensation plans                            1,927         3,209             4,308         5,327
Gain on sale of properties, including land                      (96,247)            -           (97,556)     (132,117)
Equity in income (loss) of joint ventures                        (1,628)        1,827            (4,514)        1,472
Distributions on perpetual preferred units                        1,750         1,750             5,250         5,278
Original issuance costs on redeemed perpetual preferred
 units                                                                -             -                 -           365
Income allocated to common units and other minority
 interests                                                       12,413           261            14,750         1,756
Income from discontinued operations                                (665)       (1,481)           (4,998)       (6,118)
Gain on sale of discontinued operations                         (29,350)            -           (80,394)      (36,115)
Income from discontinued operations allocated to common
 units                                                              760           112             1,681           343
                                                          ----------------------------   -----------------------------
   Net Operating Income (NOI)                                   $92,405       $83,065          $276,819      $231,390

"Same Property" Communities                                     $78,032       $72,215          $233,936      $197,187
Non-"Same Property" Communities                                   8,416         4,939            24,633        12,877
Development and Lease-Up Communities                              2,838            29             5,540            29
Dispositions /
 Other                                                            3,119         5,882            12,710        21,297
                                                          ----------------------------   -----------------------------
  Net Operating Income (NOI)                                    $92,405       $83,065          $276,819      $231,390


EBITDA
-------------------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                                               Three Months Ended              Nine Months Ended
                                                                 September 30,                   September 30,
                                                          ----------------------------   -----------------------------
                                                              2006          2005              2006          2005
                                                          ----------------------------   -----------------------------
Net income (loss)                                              $125,457       ($2,317)         $201,482      $186,199
Interest expense                                                 29,176        29,331            91,592        81,416
Amortization of deferred financing costs                            941           855             2,897         2,872
Depreciation and amortization                                    40,399        44,030           117,945       119,117
Distributions on perpetual preferred units                        1,750         1,750             5,250         5,278
Original issuance costs on redeemed perpetual preferred
 units                                                                -             -                 -           365
Income allocated to common units and other minority
 interests                                                       12,413           261            14,750         1,756
Real estate depreciation from discontinued operations               255         1,777             1,350         5,387
Gain on sale of properties, including land                      (96,247)            -           (97,556)     (132,117)
Equity in income (loss) of joint ventures                        (1,628)        1,827            (4,514)        1,472
Gain on sale of discontinued operations                         (29,350)            -           (80,394)      (36,115)
Income from discontinued operations allocated to common
 units                                                              760           112             1,681           343
                                                          ----------------------------   -----------------------------
 EBITDA                                                         $83,926       $77,626          $254,483      $235,973



CAMDEN                                                                                                      OTHER DATA
----------------------------------------------------------------------------------------------------------------------

(Unaudited)

Stock Symbol:                    CPT
Exchange Traded:                 NYSE
Senior Unsecured Debt Ratings:                         Rating       Outlook
                                                   ----------   -----------
                                 Moody's                 Baa2      Positive
                                 Standard & Poors         BBB      Positive
                                 Fitch                   BBB+        Stable

Estimated Future Dates:                              Q4 '06       Q1 '07        Q2 '07       Q3 '07
                                                   ----------   -----------   ----------   ----------
   Earnings release & conference call               Early Feb     Early May    Early Aug    Early Nov

Dividend Information - Common Shares:                Q1 '06       Q2 '06        Q3 '06
                                                   ----------   -----------   ----------
   Declaration Date                                 03/15/06      06/15/06     09/15/06
   Record Date                                      03/31/06      06/30/06     09/29/06
   Payment Date                                     04/17/06      07/17/06     10/17/06
   Distributions Per Share                             $0.66         $0.66        $0.66


Investor Relations Data:

   Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
   Supplemental Data upon request.

   For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
   1-800-9CAMDEN or (713) 354-2787.

   To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com

   For questions contact:

        Richard J. Campo                        Chairman & Chief Executive Officer
        D. Keith Oden                           President & Chief Operating Officer
        Dennis M. Steen                         Chief Financial Officer
        Kimberly A. Callahan                    Vice President- Investor Relations & Asset Management

CAMDEN                                                                                                   COMMUNITY TABLE
                                                                                     Community Statistics as of 09/30/06
------------------------------------------------------------------------------------------------------------------------

(Unaudited)                                                                                              3Q06 Avg
                                                           Year PlacedAverage  Apartment 3Q06 Avg   Market Rental Rates
                                                                                                   ---------------------
Community Name                    City             State   in Service   Size     Homes   Occupancy Per Home  Per Sq. Ft.
------------------------------------------------------------------------------------------------------------------------

   Camden Copper Square           Phoenix          AZ            2000     786       332        94%      843        1.07
   Camden Fountain Palms (1)      Peoria           AZ       1986/1996   1,050       192        95%      780        0.74
   Camden Legacy                  Scottsdale       AZ            1996   1,067       428        97%      996        0.93
   Camden Pecos Ranch (1)         Chandler         AZ            2001     924       272        97%      864        0.93
   Camden San Paloma              Scottsdale       AZ       1993/1994   1,042       324        94%    1,065        1.02
   Camden Sierra (1)              Peoria           AZ            1997     925       288        96%      772        0.83
   Camden Towne Center (1)        Glendale         AZ            1998     871       240        96%      793        0.91
   Camden Vista Valley            Mesa             AZ            1986     923       357        93%      721        0.78
========================================================================================================================
           TOTAL ARIZONA                         8 Properties             951     2,433        95%      866        0.91

   Camden Crown Valley            Mission Viejo    CA            2001   1,009       380        96%    1,595        1.58
   Camden Harbor View             Long Beach       CA            2004     976       538        95%    2,052        2.10
   Camden Martinique              Costa Mesa       CA            1986     795       714        93%    1,334        1.68
   Camden Parkside (1)            Fullerton        CA            1972     836       421        95%    1,267        1.52
   Camden Sea Palms               Costa Mesa       CA            1990     891       138        98%    1,463        1.64
                                  --------------------------------------------------------------------------------------
           Total Los                               Properties
            Angeles/Orange County                5                        890     2,191        95%    1,551        1.74

   Camden Sierra at Otay Ranch    Chula Vista      CA            2003     962       422        95%    1,442        1.50
   Camden Tuscany                 San Diego        CA            2003     891       160        99%    1,907        2.14
   Camden Vineyards               Murrieta         CA            2002   1,053       264        92%    1,331        1.26
                                  --------------------------------------------------------------------------------------
           Total San Diego/Inland                  Properties
            Empire                               3                        977       846        95%    1,495        1.53

========================================================================================================================
           TOTAL CALIFORNIA                      8 Properties             915     3,037        95%    1,535        1.68

   Camden Arbors                  Westminster      CO            1986     792       358        94%      670        0.85
   Camden Caley                   Englewood        CO            2000     925       218        97%      824        0.89
   Camden Centennial              Littleton        CO            1985     744       276        93%      659        0.89
   Camden Denver West (1)         Golden           CO            1997   1,015       320        96%      958        0.94
   Camden Highlands Ridge         Highlands Ranch  CO            1996   1,149       342        96%    1,006        0.88
   Camden Interlocken             Broomfield       CO            1999   1,022       340        97%    1,018        1.00
   Camden Lakeway                 Littleton        CO            1997     932       451        95%      864        0.93
   Camden Pinnacle                Westminster      CO            1985     748       224        91%      602        0.80
========================================================================================================================
           TOTAL COLORADO                        8 Properties             927     2,529        95%      840        0.91

   Camden Ashburn Farms           Ashburn          VA            2000   1,061       162        98%    1,299        1.22
   Camden Fair Lakes              Fairfax          VA            1999     996       530        97%    1,477        1.48
   Camden Fairfax Corner (2)      Fairfax          VA            2006     934       488  Lease-up     1,535        1.64
   Camden Fallsgrove              Rockville        MD            2004     996       268        96%    1,515        1.52
   Camden Grand Parc              Washington       DC            2002     904       105        98%    2,080        2.30
   Camden Lansdowne               Leesburg         VA            2002   1,006       690        97%    1,312        1.30
   Camden Largo Town Center       Largo            MD            2000   1,042       219        98%    1,573        1.51
   Camden Roosevelt               Washington       DC            2003     856       198        95%    2,057        2.40
   Camden Russett                 Laurel           MD            2000   1,025       426        96%    1,299        1.27
   Camden Silo Creek              Washington       DC            2004     971       284        96%    1,286        1.32
   Camden Westwind (2)            Ashburn          VA            2006   1,036       464  Lease-up     1,278        1.23
========================================================================================================================
           TOTAL DC METRO                       11 Properties             992     3,834        97%    1,444        1.46

   Camden Aventura                Aventura         FL            1995   1,106       379        95%    1,423        1.29
   Camden Doral                   Miami            FL            1999   1,172       260        97%    1,435        1.22
   Camden Doral Villas            Miami            FL            2000   1,253       232        97%    1,537        1.23
   Camden Las Olas                Ft. Lauderdale   FL            2004   1,043       420        94%    1,638        1.57
   Camden Plantation              Plantation       FL            1997   1,152       502        93%    1,365        1.18
   Camden Portofino               Pembroke Pines   FL            1995   1,307       322        95%    1,320        1.01
   Summit Brickell                Miami            FL            2003     937       405        96%    1,435        1.53
                                  --------------------------------------------------------------------------------------
           Total Southeast Florida               7 Properties           1,124     2,520        95%    1,448        1.29

   Camden Club                    Longwood         FL            1986   1,077       436        97%      946        0.88
   Camden Hunter's Creek          Orlando          FL            2000   1,082       270        94%    1,017        0.94
   Camden Lago Vista              Orlando          FL            2005     954       366        96%    1,007        1.06
   Camden Landings                Orlando          FL            1983     748       220        96%      768        1.03
   Camden Lee Vista               Orlando          FL            2000     937       492        93%      909        0.97
   Camden Renaissance             Altamonte SpringsFL       1996/1998     899       578        93%      924        1.03
   Camden Reserve                 Orlando          FL       1990/1991     824       526        95%      824        1.00
   Camden World Gateway           Orlando          FL            2000     979       408        98%    1,013        1.04
                                  --------------------------------------------------------------------------------------
           Total Orlando                         8 Properties             937     3,296        95%      926        0.99

CAMDEN                                                                                                   COMMUNITY TABLE
                                                                                     Community Statistics as of 09/30/06
------------------------------------------------------------------------------------------------------------------------

(Unaudited)                                                                                              3Q06 Avg
                                                           Year PlacedAverage  Apartment 3Q06 Avg   Market Rental Rates
                                                                                                   ---------------------
Community Name                    City             State   in Service   Size     Homes   Occupancy Per Home  Per Sq. Ft.
------------------------------------------------------------------------------------------------------------------------

   Camden Bay                     Tampa            FL       1997/2001     943       760        95%      927        0.98
   Camden Bay Pointe              Tampa            FL            1984     771       368        96%      759        0.98
   Camden Bayside                 Tampa            FL       1987/1989     748       832        94%      790        1.06
   Camden Citrus Park             Tampa            FL            1985     704       247        97%      725        1.03
   Camden Isles                   Tampa            FL       1983/1985     722       484        94%      725        1.00
   Camden Lakes                   St. Petersburg   FL       1982/1983     728       688        95%      739        1.01
   Camden Lakeside                Brandon          FL            1986     728       228        96%      779        1.07
   Camden Live Oaks               Tampa            FL            1990   1,093       770        95%      800        0.73
   Camden Preserve                Tampa            FL            1996     942       276        95%    1,082        1.15
   Camden Providence Lakes        Brandon          FL            1996   1,024       260        94%      921        0.90
   Camden Westshore               Tampa            FL            1986     728       278        97%      808        1.11
   Camden Woods                   Tampa            FL            1986   1,223       444        93%      900        0.74
                                  --------------------------------------------------------------------------------------
           Total Tampa/St.                         Properties
            Petersburg                          12                        874     5,635        95%      823        0.94

========================================================================================================================
           TOTAL FLORIDA                        27 Properties             947    11,451        95%      990        1.05

   Camden Brookwood               Atlanta          GA            2002     906       359        92%      991        1.09
   Camden Dunwoody                Atlanta          GA            1997   1,007       324        93%      918        0.91
   Camden Deerfield               Alpharetta       GA            2000   1,187       292        96%      938        0.79
   Camden Midtown Atlanta         Atlanta          GA            2001     953       296        95%    1,031        1.08
   Camden River                   Duluth           GA            1997   1,103       352        95%      853        0.77
   Camden Peachtree City          Peachtree City   GA            2001   1,026       399        93%      849        0.83
   Camden Shiloh                  Kennesaw         GA       1999/2002   1,151       232        97%      843        0.73
   Camden St. Clair               Atlanta          GA            1997     969       336        95%      941        0.97
   Camden Stockbridge             Stockbridge      GA            2003   1,009       304        96%      774        0.77
   Camden Sweetwater              Lawrenceville    GA            2000   1,151       308        96%      805        0.70
========================================================================================================================
           TOTAL GEORGIA                        10 Properties           1,041     3,202        95%      895        0.86

   Camden Brookside (1)           Louisville       KY            1987     732       224        97%      605        0.83
   Camden Downs                   Louisville       KY            1975     682       254        96%      535        0.79
   Camden Meadows (1)             Louisville       KY       1987/1990     746       400        97%      626        0.84
   Camden Oxmoor (1)              Louisville       KY            2000     903       432        96%      769        0.85
   Camden Prospect Park (1)       Louisville       KY            1990     916       138        95%      703        0.77
========================================================================================================================
           TOTAL KENTUCKY                        5 Properties             795     1,448        96%      657        0.83

   Camden Passage (1)             Kansas City      MO       1989/1997     832       596        92%      661        0.79
                                  --------------------------------------------------------------------------------------
           Total Kansas City                     1 Property               832       596        92%      661        0.79

   Camden Cedar Lakes (1)         Lake St. Louis   MO            1986     852       420        96%      652        0.77
   Camden Cove West (1)           Creve Coeur      MO            1990     828       276        96%      830        1.00
   Camden Cross Creek (1)         St. Louis        MO       1973/1980     947       591        96%      735        0.78
   Camden Taravue                 St. Louis        MO            1975     676       304        91%      549        0.81
   Camden Trace                   Maryland Heights MO            1972   1,158       372        96%      753        0.65
   Camden Westchase (1)           St. Louis        MO            1986     945       160        97%      831        0.88
                                  --------------------------------------------------------------------------------------
           Total St. Louis                       6 Properties             910     2,123        95%      715        0.78

========================================================================================================================
           TOTAL MISSOURI                        7 Properties             893     2,719        95%      703        0.79

   Camden Bel Air                 Las Vegas        NV       1988/1995     943       528        95%      878        0.93
   Camden Breeze                  Las Vegas        NV            1989     846       320        96%      828        0.98
   Camden Canyon                  Las Vegas        NV            1995     987       200        97%      914        0.93
   Camden Commons                 Henderson        NV            1988     936       376        96%      892        0.95
   Camden Cove                    Las Vegas        NV            1990     898       124        97%      836        0.93
   Camden Del Mar                 Las Vegas        NV            1995     986       560        94%      987        1.00
   Camden Fairways                Henderson        NV            1989     896       320        97%      911        1.02
   Camden Hills                   Las Vegas        NV            1991     579       184        93%      641        1.11
   Camden Legends                 Henderson        NV            1994     792       113        95%      856        1.08
   Camden Palisades               Las Vegas        NV            1991     905       624        97%      898        0.99
   Camden Pines (1)               Las Vegas        NV            1997   1,005       315        97%      921        0.92
   Camden Pointe                  Las Vegas        NV            1996     985       252        96%      889        0.90
   Camden Summit (1)              Henderson        NV            1995   1,187       234        97%    1,207        1.02
   Camden Tiara (1)               Las Vegas        NV            1996   1,043       400        97%      983        0.94
   Camden Vintage                 Las Vegas        NV            1994     978       368        94%      867        0.89
   Oasis Bay (1)                  Las Vegas        NV            1990     876       128        94%      834        0.95
   Oasis Crossings (1)            Las Vegas        NV            1996     983        72        98%      857        0.87

CAMDEN                                                                                                   COMMUNITY TABLE
                                                                                     Community Statistics as of 09/30/06
------------------------------------------------------------------------------------------------------------------------

(Unaudited)                                                                                              3Q06 Avg
                                                           Year PlacedAverage  Apartment 3Q06 Avg   Market Rental Rates
                                                                                                   ---------------------
Community Name                    City             State   in Service   Size     Homes   Occupancy Per Home  Per Sq. Ft.
------------------------------------------------------------------------------------------------------------------------

   Oasis Emerald (1)              Las Vegas        NV            1988     873       132        97%      763        0.87
   Oasis Gateway (1)              Las Vegas        NV            1997   1,146       360        96%      959        0.84
   Oasis Island (1)               Las Vegas        NV            1990     901       118        95%      753        0.84
   Oasis Landing (1)              Las Vegas        NV            1990     938       144        96%      819        0.87
   Oasis Meadows (1)              Las Vegas        NV            1996   1,031       383        96%      850        0.82
   Oasis Palms (1)                Las Vegas        NV            1989     880       208        94%      810        0.92
   Oasis Pearl (1)                Las Vegas        NV            1989     930        90        97%      766        0.82
   Oasis Place (1)                Las Vegas        NV            1992     440       240        94%      592        1.35
   Oasis Ridge (1)                Las Vegas        NV            1984     391       477        93%      521        1.33
   Oasis Sands                    Las Vegas        NV            1994   1,125        48        94%      881        0.78
   Oasis Sierra (1)               Las Vegas        NV            1998     922       208        96%      913        0.99
   Oasis Springs (1)              Las Vegas        NV            1988     838       304        95%      735        0.88
   Oasis Vinings (1)              Las Vegas        NV            1994   1,152       234        92%      898        0.78
========================================================================================================================
           TOTAL NEVADA                         30 Properties             908     8,064        95%      858        0.94

   Camden Ballantyne              Charlotte        NC            1998   1,053       400        96%      847        0.80
   Camden Cotton Mills            Charlotte        NC            2002     906       180        97%    1,259        1.39
   Camden Dilworth                Charlotte        NC            2006     857       145        98%    1,204        1.41
   Camden Eastchase               Charlotte        NC            1986     698       220        92%      544        0.78
   Camden Fairview                Charlotte        NC            1983   1,036       135        90%      754        0.73
   Camden Forest                  Charlotte        NC            1989     703       208        95%      594        0.84
   Camden Foxcroft                Charlotte        NC            1979     940       156        97%      684        0.73
   Camden Grandview               Charlotte        NC            2000   1,145       266        95%    1,368        1.19
   Camden Habersham               Charlotte        NC            1986     773       240        98%      624        0.81
   Camden Park Commons            Charlotte        NC            1997     859       232        97%      686        0.80
   Camden Pinehurst               Charlotte        NC            1967   1,147       407        96%      756        0.66
   Camden Sedgebrook              Charlotte        NC            1999   1,017       368        97%      790        0.78
   Camden Simsbury                Charlotte        NC            1985     874       100        97%      736        0.84
   Camden South End               Charlotte        NC            2003     883       299        95%    1,106        1.25
   Camden Stonecrest              Charlotte        NC            2001   1,169       306        96%      919        0.79
   Camden Timber Creek            Charlotte        NC            1984     706       352        92%      575        0.81
   Camden Touchstone              Charlotte        NC            1986     899       132        97%      685        0.76
                                  --------------------------------------------------------------------------------------
           Total Charlotte                      17 Properties             941     4,146        96%      830        0.88

   Camden Glen                    Greensboro       NC            1980     662       304        93%      570        0.86
   Camden Wendover                Greensboro       NC            1985     795       216        95%      602        0.76
                                  --------------------------------------------------------------------------------------
           Total Greensboro                      2 Properties             717       520        94%      583        0.81

   Camden Crest                   Raleigh          NC            2001   1,129       438        97%      763        0.68
   Camden Governor's Village      Chapel Hill      NC            1999   1,134       242        95%      850        0.75
   Camden Lake Pine               Apex             NC            1999   1,075       446        96%      786        0.73
   Camden Manor Park (2)          Raleigh          NC            2006     966       484  Lease-up       853        0.88
   Camden Overlook                Raleigh          NC            2001   1,056       320        96%      839        0.79
   Camden Reunion Park            Apex             NC       2000/2004     972       420        94%      637        0.66
   Camden Westwood                Morrisville      NC            1999   1,112       354        94%      740        0.67
                                  --------------------------------------------------------------------------------------
           Total Raleigh                         7 Properties           1,056     2,704        95%      777        0.74

========================================================================================================================
           TOTAL NORTH CAROLINA                 26 Properties             967     7,370        95%      793        0.82

   Camden Valleybrook             Chadds Ford      PA            2002     992       352        92%    1,271        1.28
========================================================================================================================
           TOTAL PENNSYLVANIA                    1 Property               992       352        92%    1,271        1.28

   Camden Briar Oaks              Austin           TX            1980     711       430        95%      577        0.81
   Camden Gaines Ranch            Austin           TX            1997     955       390        92%      983        1.03
   Camden Huntingdon              Austin           TX            1995     903       398        94%      723        0.80
   Camden Laurel Ridge            Austin           TX            1986     702       183        95%      587        0.84
   Camden Ridge View              Austin           TX            1984     859       167        96%      605        0.70
   Camden Ridgecrest              Austin           TX            1995     851       284        95%      650        0.76
   Camden Stoneleigh              Austin           TX            2001     908       390        96%      798        0.88
   Camden Woodview                Austin           TX            1984     644       283        97%      594        0.92
                                  --------------------------------------------------------------------------------------
           Total Austin                          8 Properties             827     2,525        95%      709        0.86

   Camden Breakers                Corpus Christi   TX            1996     868       288        93%      828        0.95
   Camden Copper Ridge            Corpus Christi   TX            1986     775       344        94%      637        0.82
   Camden Miramar (3)             Corpus Christi   TX       1994-2004     468       778        71%      800        1.71
                                  --------------------------------------------------------------------------------------
           Total Corpus Christi                  3 Properties             625     1,410        93%      766        1.23

CAMDEN                                                                                                   COMMUNITY TABLE
                                                                                     Community Statistics as of 09/30/06
------------------------------------------------------------------------------------------------------------------------

(Unaudited)                                                                                              3Q06 Avg
                                                           Year PlacedAverage  Apartment 3Q06 Avg   Market Rental Rates
                                                                                                   ---------------------
Community Name                    City             State   in Service   Size     Homes   Occupancy Per Home  Per Sq. Ft.
------------------------------------------------------------------------------------------------------------------------

   Camden Addison (1)             Addison          TX            1996     942       456        95%      807        0.86
   Camden Buckingham              Richardson       TX            1997     919       464        97%      778        0.85
   Camden Centreport              Ft. Worth        TX            1997     910       268        96%      760        0.84
   Camden Cimarron                Irving           TX            1992     772       286        95%      746        0.97
   Camden Farmers Market          Dallas           TX            2001     916       620        94%      910        0.99
   Camden Farmers Market II       Dallas           TX            2005     970       284        94%      981        1.01
   Camden Gardens                 Dallas           TX            1983     652       256        94%      546        0.84
   Camden Glen Lakes              Dallas           TX            1979     877       424        95%      671        0.77
   Camden Lakeview                Irving           TX            1985     853       476        93%      605        0.71
   Camden Legacy Creek            Plano            TX            1995     831       240        98%      780        0.94
   Camden Legacy Park             Plano            TX            1996     871       276        98%      797        0.92
   Camden Oasis                   Euless           TX            1986     548       602        92%      550        1.00
   Camden Place                   Mesquite         TX            1984     772       442        93%      575        0.75
   Camden Ridge                   Ft. Worth        TX            1985     829       208        93%      604        0.73
   Camden Springs                 Dallas           TX            1987     713       304        94%      547        0.77
   Camden Terrace                 Ft. Worth        TX            1984     848       340        94%      585        0.69
   Camden Towne Village           Mesquite         TX            1983     735       188        94%      608        0.83
   Camden Valley Creek            Irving           TX            1984     855       380        95%      634        0.74
   Camden Valley Park             Irving           TX            1986     743       516        96%      616        0.83
   Camden Valley Ridge            Irving           TX            1987     773       408        94%      564        0.73
   Camden Westview                Lewisville       TX            1983     697       335        95%      578        0.83
                                  --------------------------------------------------------------------------------------
           Total Dallas/Ft. Worth               21 Properties             810     7,773        95%      680        0.84

   Camden Baytown                 Baytown          TX            1999     844       272        95%      781        0.93
   Camden Creek                   Houston          TX            1984     639       456        90%      598        0.94
   Camden Crossing                Houston          TX            1982     762       366        94%      562        0.74
   Camden Greenway                Houston          TX            1999     861       756        96%      974        1.13
   Camden Holly Springs (1)       Houston          TX            1999     934       548        95%      893        0.96
   Camden Midtown                 Houston          TX            1999     843       337        93%    1,072        1.27
   Camden Oak Crest               Houston          TX            2003     870       364        95%      801        0.92
   Camden Park (1)                Houston          TX            1995     866       288        96%      776        0.90
   Camden Royal Oaks (2)          Houston          TX            2006     923       236  Lease-up     1,093        1.18
   Camden Steeplechase            Houston          TX            1982     748       290        93%      623        0.83
   Camden Stonebridge             Houston          TX            1993     845       204        98%      770        0.91
   Camden Sugar Grove (1)         Stafford         TX            1997     917       380        95%      836        0.91
   Camden Vanderbilt              Houston          TX       1996/1997     863       894        97%    1,024        1.19
   Camden West Oaks               Houston          TX            1982     726       671        93%      571        0.79
   Camden Wyndham                 Houston          TX       1978/1981     797       448        92%      596        0.75
                                  --------------------------------------------------------------------------------------
           Total Houston                        15 Properties             827     6,510        94%      810        0.98

========================================================================================================================
           TOTAL TEXAS                          47 Properties             804    18,218        94%      737        0.92

========================================================================================================================
TOTAL PROPERTIES                               188 Properties             904    64,657        95%      899        0.99
========================================================================================================================

(1)Communities owned through investment in joint venture.
(2)Completed communities in lease-up as of September 30, 2006 are excluded from total occupancy numbers.
(3)Miramar is a student housing community which is excluded from total occupancy numbers.
